UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2006

ECC CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32430	84-1642470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1833 Alton Parkway, Irvine, California	92606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 856-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

During the period commencing May 31, 2006 through June 16, 2006 (the “Extension Period”), Wachovia Bank, National Association (“Wachovia”) extended the Termination Date of the Amended and Restated Master Repurchase Agreement, dated as of March 16, 2005 (the “Amended and Restated Master Repurchase Agreement”), by and among the registrant, Encore Credit Corp., a direct wholly owned subsidiary of the registrant (“Encore”), Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant (“Bravo”), and Wachovia from May 31, 2006 through and including June 16, 2006. As a result of these amendments, the Termination Date under the Amended and Restated Master Repurchase Agreement was extended from May 31, 2006 to June 16, 2006. The amendments to the Amended and Restated Master Repurchase Agreement entered into during the Extension Period are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K.

On June 16, 2006, the registrant, Encore, Bravo and Wachovia entered into Amendment Number 2006-14 to the Amended and Restated Master Repurchase Agreement (“Amendment Number 2006-14”). Amendment Number 2006-14 is filed as Exhibit 10.12 to this Current Report on Form 8-K. Amendment Number 2006-14 further extended the Termination Date under the Amended and Restated Master Repurchase Agreement to December 13, 2006 (the “Commitment Period”) and amended and restated the definition of Maximum Aggregate Purchase Price to mean $1 billion, less the aggregate purchase price outstanding at any time under that certain Master Repurchase Agreement (Securities), dated as of January 31, 2006 (the “Securities Repurchase Facility”), by and among the registrant, ECC Investment Corp., a indirect wholly owned subsidiary of the registrant (“ECCIC”), ECR Investment Corp., a wholly owned subsidiary of the registrant (“ECR”), and Wachovia Investment Holdings, LLC (“WIH”). The Securities Repurchase Facility and Amendments One through Fourteen to the Securities Repurchase Facility are respectively filed as Exhibits 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22, 10.23, 10.24, 10.25, 10.26 and 10.27 to this Current Report on Form 8-K, as the registrant has determined that the Securities Repurchase Facility has become material to the registrant.

On June 16, 2006, the registrant, ECCIC, ECR and WIH entered into Amendment Number Fifteen to the Securities Repurchase Facility (“Amendment Fifteen”). Amendment Fifteen is filed as Exhibit 10.28 to this Current Report on Form 8-K. As amended to date, the Securities Repurchase Facility expires on December 13, 2006. The Maximum Aggregate Purchase Price under the Securities Repurchase Facility is $80 million, reduced by the excess, if any, of the aggregate purchase price outstanding at any time under the Amended and Restated Master Repurchase Agreement over $920 million. Each asset financed under the Securities Repurchase Facility will be purchased by WIH at a percentage of the asset’s value on each repurchase date. The registrant will pay interest to WIH at LIBOR plus 2.50%.

If at any time the aggregate market value of all purchased assets is less than the Buyer’s Margin Amount (as defined in the Securities Repurchase Facility), then WIH may require the registrant to pay cash to WIH or, at WIH’s option, to transfer additional eligible assets to WIH. If required, payments and/or transfers pursuant to the Securities Repurchase Facility could be material and could have a material adverse effect on the registrant’s business, financial condition, liquidity and results of operations.

In connection with the renewal of the Amended and Restated Master Repurchase Agreement and the Securities Repurchase Facility, the registrant paid total commitment fees to Wachovia and WIH, as applicable, of $15.0 million (the “Total Commitment Fee”). Wachovia and WIH will credit the registrant up to $5.0 million of the Total Commitment Fee against any underwriting and placement fees owing to Wachovia and/or WIH during the Commitment Period.

On May 31, 2006, the registrant and Countrywide Home Loans, Inc. entered into Amendment No. 1 to Mortgage Loan Purchase Agreement (“Amendment No. 1”). The purpose of Amendment No. 1 was to facilitate compliance with Regulation AB. Amendment No. 1 is filed as Exhibit 10.28 to this Current Report on Form 8-K.

On June 19, 2006, the registrant and Friedman, Billings, Ramsey Group, Inc. (“Friedman”) entered into a letter of amendment (the “Letter of Amendment”) amending that certain Registration Rights Agreement dated as of February 14, 2005, by and among Friedman, Milestone Advisors LLC and the registrant, as amended by those certain letters of amendment dated March 16, 2006 and May 5, 2006 (the “Registration Rights Agreement”). The Letter of Amendment extends the “Filing Deadline” to July 21, 2006. The Registration Rights Agreement was filed as Exhibit 10.49 to the registrant’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on February 10, 2005. The Letter of Amendment is filed as Exhibit 10.29 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.03 of this Current Report on Form 8-K. As of January 31, 2006, approximately $25.3 million had been drawn down by the registrant under the Securities Repurchase Facility. As of February 28, 2006, approximately $29.8 million had been drawn down under the Securities Repurchase Facility. As of May 31, 2006, approximately $34.8 million had been drawn down under the Securities Repurchase Facility. As of June 16, 2006, immediately prior to the renewal of the Amended and Restated Master Repurchase Agreement and the Securities Repurchase Facility, approximately $44.8 million had been drawn down under the Securities Repurchase Facility, and on June 16, 2006, the registrant drew down an additional $15.0 million under the Securities Repurchase Facility to pay the Total Commitment Fee described in Item 1.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2006-3 to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.2	Amendment No. 2006-4 to Amended and Restated Master Repurchase Agreement, dated as of June 1, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.3	Amendment No. 2006-5 to Amended and Restated Master Repurchase Agreement, dated as of June 5, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.4	Amendment No. 2006-6 to Amended and Restated Master Repurchase Agreement, dated as of June 6, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.5	Amendment No. 2006-7 to Amended and Restated Master Repurchase Agreement, dated as of June 7, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.6	Amendment No. 2006-8 to Amended and Restated Master Repurchase Agreement, dated as of June 8, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.7	Amendment No. 2006-9 to Amended and Restated Master Repurchase Agreement, dated as of June 9, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.8	Amendment No. 2006-10 to Amended and Restated Master Repurchase Agreement, dated as of June 12, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.9	Amendment No. 2006-11 to Amended and Restated Master Repurchase Agreement, dated as of June 13, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.10	Amendment No. 2006-12 to Amended and Restated Master Repurchase Agreement, dated as of June 14, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.11	Amendment No. 2006-13 to Amended and Restated Master Repurchase Agreement, dated as of June 15, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.12	Amendment No. 2006-14 to Amended and Restated Master Repurchase Agreement, dated as of June 16, 2006, by and among Wachovia Bank, National Association, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.13	Master Repurchase Agreement (Securities), dated as of January 31, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.14	Amendment Number One to Master Repurchase Agreement (Securities), dated as of March 1, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.15	Amendment Number Two to Master Repurchase Agreement (Securities), dated as of March 1, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.16	Amendment Number Three to Master Repurchase Agreement (Securities), dated as of April 25, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.17	Amendment Number Four to Master Repurchase Agreement (Securities), dated as of May 31, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.18	Amendment Number Five to Master Repurchase Agreement (Securities), dated as of June 1, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.19	Amendment Number Six to Master Repurchase Agreement (Securities), dated as of June 5, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.20	Amendment Number Seven to Master Repurchase Agreement (Securities), dated as of June 6, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.21	Amendment Number Eight to Master Repurchase Agreement (Securities), dated as of June 7, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.22	Amendment Number Nine to Master Repurchase Agreement (Securities), dated as of June 8, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.23	Amendment Number Ten to Master Repurchase Agreement (Securities), dated as of June 9, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.24	Amendment Number Eleven to Master Repurchase Agreement (Securities), dated as of June 12, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.25	Amendment Number Twelve to Master Repurchase Agreement (Securities), dated as of June 13, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.26	Amendment Number Thirteen to Master Repurchase Agreement (Securities), dated as of June 14, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.27	Amendment Number Fourteen to Master Repurchase Agreement (Securities), dated as of June 15, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.28	Amendment Number Fifteen to Master Repurchase Agreement (Securities), dated as of June 16, 2006, by and among Wachovia Investment Holdings, LLC, the registrant, ECC Investment Corp. and ECR Investment Corp.

10.29	Amendment No. 1 to Mortgage Loan Purchase Agreement, dated as of May 31, 2006, by and between Encore Credit Corp. and Countrywide Home Loans, Inc.

10.30	Letter of Amendment to Registration Rights Agreement dated as of June 19, 2006, by and between Friedman Billings, Ramsey Group, Inc. and ECC Capital Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC CAPITAL CORPORATION

June 22, 2006	By:	/s/ Shahid S. Asghar
Shahid S. Asghar President and Co-Chief Executive Officer